SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): JUNE 30, 2005

                       Sports Arenas, Inc.
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      (Exact name of registrant as specified in its charter)

            Delaware                     0-2380             13-1944249
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(State or  other  jurisdiction       (Commission       (IRS Employer
     of incorporation)                 File Number)     Identification No.)


    7415 Carroll Road, Suite C, San Diego, CA             92121
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  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (858) 408-0364

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filng obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
     230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934



Item 5.02. DEPARTURE OF DIRECTOR AND PRINCIPAL ACCOUNTING OFFICER

On June 30, 2005, Steven R. Whitman, a director, chief finanical officer and principal accounting officer of Sports Arenas, Inc. (the Company) notified the Company that he was resigning from the Company effective June 30, 2005. Mr. Whitman is resiged from the Company to accept a position with another company and not as a result of any disagreement with the Company. Mr. Whitman had been working part-time for the Company since December 2004.








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                                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 7, 2005                    Sports Arenas, Inc.
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                                          By: /s/ Harold S. Elkan
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                                                  Harold S. Elkan, President